Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
September, 1998
Payment: October 15, 1998

              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                          Cusip #                    393534AB8
                                                              -----------------
                                          Trust Account #           33-31958-0
                                                              -----------------
                                          Distribution Date:     Oct. 15, 1998
                                                              -----------------

                                                                                      Per $1,000
Securitized Net Interest Margin Certificates                                           Original
---------------------------------------------------------------                     ---------------
1.            Amount Available                                           830,258.59
                                                                    ----------------

Interest

2.            Aggregate Interest                                         182,531.16     1.97544545
                                                                    -------------------------------

3.            Amount Applied to:
              (a)         accrued but unpaid Interest

4.            Remaining:
              (a)         accrued but unpaid Interest

5.            Monthly Interest                                           182,531.16
                                                                    ----------------

Principal

6.            Current month's principal distribution                     647,727.43     7.01003712
                                                                    -------------------------------

7.            Remaining outstanding principal balance                 27,255,124.72    294.9688823
                                                                    -------------------------------
              Pool Factor                                                0.29496888
                                                                    ----------------

8.            Present value of the projected remaining aggregate
              cashflows of the Finance I Assets and the
              Residual Assets, as of the immediately
              preceding Distribution Date                            477,855,608.49 **
                                                                    ----------------

9.            Aggregate principal balance of loans
              refinanced by Green Tree Financial                       1,701,320.04
                                                                    ----------------

10.           Weighted average CPR                                           14.72%
                                                                    ----------------

11.           Weighted average CDR                                            2.10%
                                                                    ----------------

12.           Annualized net loss percentage                                  1.31%
                                                                    ----------------


13.           Delinquency             30-59 day                               1.07%
                                                                    ----------------
                                      60-89 day                               0.35%
                                                                    ----------------
                                      90+ day                                 0.56%
                                                                    ----------------
                                      Total 30+                               1.98%
                                                                    ----------------

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 9/15/98.

Green Tree Financial
Net Interest Margin Trust 1994-B
September, 1998
Payment: October 15, 1998


                                                Fee Assets
                            ----------------------------------------------------
                                Guarantee        Inside          Fee Asset
                                  Fees            Refi             Total
                            ----------------------------------------------------

GTFC 1994-1                      137,967.12     43,484.04          181,451.16
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                            ----------------------------------------------------

                                 137,967.12     43,484.04          181,451.16

Total amount of Guarantee Fees and
     Inside Refinance Payments                                     181,451.16
                                                          --------------------

Subordinated Servicing Fees                                        328,361.11
                                                          --------------------

Payment on Finance 1 Note                                          509,812.27
                                                          --------------------

Allocable to Interest (current)                                     27,155.91
                                                          --------------------

Allocable to accrued but unpaid Interest                                 0.00
                                                          --------------------

Accrued and unpaid Trustee Fees                                          0.00
                                                          --------------------

Allocable to Principal                                             482,656.36
                                                          --------------------

Finance 1 Note Principal Balance                                 3,668,566.04
                                                          --------------------

Green Tree Financial
Net Interest Margin Trust 1994-B
September, 1998
Payment: October 15, 1998


                                                 Inside
                            Residual              Refi             Total
                        ---------------------------------------------------

GTFC 1994-1                        0.00              0.00             0.00
GTFC 1994-2                   61,332.17         28,739.67        90,071.84
GTFC 1994-3                  143,660.72          6,994.57       150,655.29
GTFC 1994-4                   50,968.48         28,750.71        79,719.19
                        ---------------------------------------------------

                             255,961.37         64,484.95       320,446.32

                        Total Residual and Inside
                            Refinance Payments                  320,446.32